UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

Opus Genetics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Davis Drive, Suite 220 Durham, NC	27709
(Address of principal executive offices)	(Zip Code)

(248) 957-9024
 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Opus Genetics, Inc. (the “Company”) has been scheduled for April 30, 2025.

Due to the fact that the date for the 2025 Annual Meeting is more than 30 days prior to the anniversary of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), the Company is providing the new deadline for submission of any qualified stockholder proposal or qualified stockholder nomination.

Stockholders who wish to bring a director nomination or stockholder proposal before the 2025 Annual Meeting other than by means of inclusion of a stockholder proposal in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must comply with the requirements set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). The advance notice provisions of the Bylaws contain informational content requirements that must be met when providing notice to the Company of matters to be brought before the 2025 Annual Meeting. Because the 2025 Annual Meeting will occur more than 30 days prior to the anniversary of the 2024 Annual Meeting, the Bylaws require that any such stockholder’s notice with respect to the 2025 Annual Meeting be delivered to, or mailed and received by the Secretary of the Company at the principal executive office of the Company by the later of 90 days prior to the date of the 2025 Annual Meeting and 10 days following the day on which public announcement of the date of the 2025 Annual Meeting is first made. For the 2025 Annual Meeting, such deadline falls on February 2, 2025.

To comply with the universal proxy rules pursuant to Rule 14a-19 under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must additionally provide notice to the Company setting forth the information required by Rule 14a-19(b) under the Exchange Act, and such notice must be postmarked or transmitted electronically to the Company at its principal executive office by the later of 60 days prior to the date of the 2025 Annual Meeting and 10 days following the day on which public announcement of the date of the 2025 Annual Meeting is first made. For the 2025 Annual Meeting, such deadline falls on March 3, 2025.

For stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, such proposal must be received by the Company at its principal executive office no later than a reasonable time before the Company begins to print and send its proxy materials for the 2025 Annual Meeting to stockholders. The Company will consider proposals received on or before February 2, 2025 to have been received a reasonable time before the Company begins to print and send its proxy materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPUS GENETICS, INC.

Date: January 23, 2025	By:	/s/ Dr. George Magrath
	Name:	Dr. George Magrath
	Title:	Chief Executive Officer